Subsequent Events	12 Months Ended
Dec. 31, 2022
Events after reporting period [Abstract]
Disclosure of events after reporting period [text block]
Note 36
Subsequent Events

a)	The Consolidated Financial Statements of CCU S.A., have been approved by the Board of Directors on April 5 , 2023.

b)
On January 26, 2023, the Office of Foreign Assets Control (OFAC) of the U.S. Department of the Treasury announced sanctions against Mr. Horacio Cartes, shareholder, as of that date, of our subsidiaries Bebidas del Paraguay S.A. and Distribuidora del Paraguay S.A. (the "Companies in Paraguay").

Later, on March 1, 2023, CCU, through CCU Inversiones II SpA., signed a Private Agreement with the then shareholders of the Companies in Paraguay, Mr. Horacio Cartes Jara and Mrs. Sarah Cartes Jara, whereby it was agreed, among others:

(i) the acquisition of all the shares held by Ms. Sarah Cartes Jara in the Companies in Paraguay, purchase that was executed on March 1, 2023, for a total amount of USD 4,001,920, with CCU becoming the holder of 55.007% and 54.964% of Bebidas del Paraguay S.A. and Distribuidora del Paraguay S.A., respectively; and
(ii) the acquisition, by a third party unrelated to Mr. Horacio Cartes, of all the shares held by him in the Companies in Paraguay, no later than March 17, 2023 and subject to CCU agreeing with this third party on certain amendments to the shareholders’ agreements currently in place of the Companies in Paraguay.

Therefore, and having fulfilled the conditions set forth in the aforementioned Private Agreement, on March 16, 2023, Sudameris Bank S.A.E.C.A. acquired all of Mr. Horacio Cartes Jara's shares in the Companies in Paraguay, signing with CCU the respective Shareholders' Agreements, which include corporate governance clauses and other usual clauses for this type of contract, and a Put and Call Option Agreement with respect to the Companies in Paraguay, options that may be exercised by the parties at the beginning of the year 2024.

Consequently, currently the only shareholders of the Companies in Paraguay are CCU, through its subsidiary CCU Inversiones II SpA. and Sudameris Bank S.A.E.A.C. The Companies in Paraguay are controlled by CCU.

In relation to the Trade Mark License Agreement and Distribution Agreement of "Heineken" and the Distribution Agreement of "SOL", all dated April 20, 2018, as well as the Distribution Agreement of "Amstel" dated November 1, 2019 and the Distribution Agreement of "Schin" with Bebidas del Paraguay S.A. (collectively the "Heineken Agreements"), on February 7, 2023 Heineken Brouwerijen B.V., in its capacity as licensor, sent Bebidas del Paraguay S.A. a notice granting a term until March 9, 2023 (extended until March 27, 2023) to remedy the breaches of the Heineken Agreements indicated in such notice, after which time the Heineken Agreements shall be deemed to be immediately terminated, and the effects of such termination shall proceed in accordance with the provisions of the Heineken Agreements. On March 16, 2023, Heineken Brouwerijen B.V. sent a notice to Bebidas del Paraguay S.A. informing that the breaches referred to in the February 7, 2023 notice were formally cured.

c)	There are no others subsequent events between the closing date and the filing date of these Financial Statements that could significantly affect their interpretation.